Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Matthew Kinley
Healthcare Acquisition Corp.
Phone: 515-244-5746
kinley@pappajohn.com

HAQ SPECIAL MEETING OF STOCKHOLDERS TO VOTE ON PROPOSED
MERGER OF HAQ AND PHARMATHENE POSTPONED

Meeting Originally Scheduled for July 27, 2007 has been Postponed to August 2, 2007

DES MOINES, IOWA July 23, 2007 - Healthcare Acquisition Corp. (AMEX: HAQ), a publicly-traded special purpose acquisition company, announced today that it has postponed its special meeting of stockholders to vote on, among other things, the proposed merger transaction with PharmAthene, Inc., a biodefense company developing and commercializing medical countermeasures against biological and chemical threats. The special meeting, originally scheduled to occur July 27, 2007, has been postponed until August 2, 2007, 10:00 a.m., Eastern time, and will be held at the offices of McCarter & English, LLP, 245 Park Avenue, 27th Floor, New York, NY.

The special meeting has been postponed in order to provide HAQ stockholders additional time to consider and vote on the proposed merger and related proposals.

The record date for stockholders entitled to vote at the special meeting remains the close of business on June 15, 2007.

Definitive proxy materials relating to the special meeting were filed with the U.S. Securities and Exchange Commission on July 13, 2007 and such materials were mailed to HAQ stockholders of record on or about July 16, 2007. HAQ’s stockholders are urged to read the proxy statement and other relevant materials if and as they become available, as they will contain important information about the proposed merger and the related proposals.

The Board of Directors of HAQ unanimously recommends that stockholders vote “for” each of the proposals related to the proposed merger transaction. Additional information about the proposed merger and each of the other proposals can be found in the definitive proxy statement.

HAQ stockholders with questions about the proposed merger or any of the other proposals or who need assistance in voting their shares may call the Company’s proxy solicitor, Morrow & Co., Inc., toll-free at (800) 607-0088. If you have previously sent in a proxy card you do not need to send another card.

Additional Information

HAQ AND ITS DIRECTORS AND EXECUTIVE OFFICERS AS WELL AS PHARMATHENE AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF HAQ’S STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED MERGER. SECURITYHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 13, 2007, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO HAQ AT: 2116 FINANCIAL CENTER, 666 WALNUT STREET, DES MOINES, IOWA 50309. THE DEFINITIVE PROXY STATEMENT AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF HAQ CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

HAQ AND PHARMATHENE CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF HAQ AND PHARMATHENE REGARDING, AMONG OTHER THINGS, THE BUSINESS OF PHARMATHENE AND THE MERGER, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES INCLUDE RISKS ASSOCIATED WITH THE RELIABILITY OF THE RESULTS OF THE INITIAL WORK CONDUCTED ON VALORTIM™ RELATING TO ANIMAL EFFICACY, HUMAN SAFETY AND LIKELIHOOD OF SUCCESSFUL DEVELOPMENT OF AN EFFICIENT AND SCALABLE MANUFACTURING PROCESS, UNEXPECTED FUNDING DELAYS BY NIAID, UNFORESEEN SAFETY ISSUES RESULTING FROM THE HANDLING OF BACILLUS ANTHRACIS, UNFORESEEN SAFETY ISSUES RESULTING FROM THE ADMINISTRATION OF VALORTIM™ (MDX-1303) IN HUMAN SUBJECTS, UNCERTAINTIES RELATED TO PRODUCT MANUFACTURING. THERE CAN BE NO ASSURANCE THAT SUCH DEVELOPMENT EFFORTS WILL SUCCEED OR THAT OTHER DEVELOPED PRODUCTS WILL RECEIVE REQUIRED REGULATORY CLEARANCE OR THAT, EVEN IF SUCH REGULATORY CLEARANCE WERE RECEIVED, SUCH PRODUCTS WOULD ULTIMATELY ACHIEVE COMMERCIAL SUCCESS.

About Healthcare Acquisition Corp.

Des Moines-based Healthcare Acquisition Corp. was jointly formed by healthcare investing pioneers, John Pappajohn and Derace L. Schaffer, M.D. Healthcare Acquisition Corp. is a special purpose acquisition company focused on the healthcare industry. The Company raised $75.2 million through an IPO in July, 2005. As of March 31, 2007, the Company held approximately $71.4 million in trust. The Company’s shares trade on the American Stock Exchange, under the symbol HAQ and its warrants trade on the American Stock Exchange under the symbol HAQ-W.

About PharmAthene, Inc.

PharmAthene, a privately-held biodefense company, was formed in 2001 to meet the critical needs of the United States by developing biodefense products. PharmAthene is dedicated to the rapid development of important and novel biotherapeutics to address biological pathogens and chemicals that may be used as weapons of bioterror. PharmAthene’s lead programs include Valortim™ (being co-developed with Medarex, Inc. [NASDAQ: MEDX]) and Protexia®. For more information on PharmAthene, please visit its website at www.PharmAthene.com.

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